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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported)   March 31, 2000
                                                        ----------------


                              RYERSON TULL, INC.
                              ------------------
            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)


         1-9117                                           36-3425828
         ------                                           ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)




           2621 West 15th Place, Chicago, Illinois       60608
           ---------------------------------------     ---------
          (Address of Principal Executive Offices)     (Zip Code)


                                (773) 762-2121
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.     Other Events.

     The Agreement and Plan of Merger among Ispat International, N.V. ("Ispat"), Inland Merger Sub, Inc., Inland Steel Industries, Inc. (now named Ryerson Tull, Inc.) and Inland Steel Company (now named Ispat Inland, Inc.) dated May 27, 1998, as amended (the "Merger Agreement") provides that we indemnify Ispat for specified losses and expenses. As we have previously disclosed, by letter dated May 11, 1999, Ispat advised us of its involvement in a civil lawsuit and federal criminal grand jury proceeding in Louisiana and notified us of its intention to seek indemnification from us in connection with the Louisiana proceedings. See "Management's Discussion of Operations and Financial Condition - ISC Sale Contingencies," incorporated by reference under Item 7 of our Annual Report on Form 10-K for 1999.

     In letters dated March 31, 2000, Ispat notified us that it was asserting claims against us under the Merger Agreement related to certain pension liabilities, insurance premiums, property taxes, environmental matters, intellectual property and the Louisiana proceedings. Ispat also stated that it does not consider our liability with respect to the Louisiana proceedings to be limited by the $90 million cap on indemnification for breaches of representations and warranties in the Merger Agreement but intends to pursue all other remedies, both under the Merger Agreement and otherwise, if its losses in that matter were to exceed $90 million. In its Annual Report on Form 10-K for 1999 dated March 30, 2000, Ispat disclosed that it had agreed to extend the statute of limitations for the filing of any criminal charges against it in the Louisiana proceedings through September 30, 2000. It also again stated that if a potential claim by the U.S. Attorney were successfully proven with respect to the Louisiana proceedings and the damages asserted were established, it would be material to Ispat Inland's financial position and results of operations, but that it was unable at the present stage of these proceedings to determine the extent of its potential liability, if any, and whether the Louisiana proceedings could materially affect its financial condition or results of operations.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      RYERSON TULL, INC.



Dated:  April 14, 2000
                                             /s/ Lily L. May
                                           ------------------------
                                      By:        Lily L. May
                                      Its:       Controller


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